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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 19, 2005
                                                           ---------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


         Delaware                  333-121605                 13-3416059
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      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


                     250 Vesey Street
            4 World Financial Center 28th Floor
                    New York, New York                          10080
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         (Address of principal executive offices)              Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

         On May 19, 2005, Merrill Lynch Mortgage Investors, Inc. issued its Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC2, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first or second liens.

         The Certificates consist of the following classes: Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class C, Class P and Class R.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 19, 2005, as supplemented by the Prospectus Supplement, dated May 17, 2005 (collectively, the "Prospectus"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, conventional, first or second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $840,001,419.26 as of May 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.
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ITEM 9.01.    Financial Statements and Exhibits

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:

Item 601(a)
of Regulation S-K

Exhibit No.               Description
-----------               -----------
4.1                       Pooling and Servicing Agreement among Merrill Lynch
                          Mortgage Investors, Inc., as depositor, Wilshire
                          Credit Corporation, as servicer and JPMorgan Chase
                          Bank, N.A. as trustee, dated as of May 1, 2005, for
                          Specialty Underwriting and Residential Finance Trust
                          Mortgage Loan Asset-Backed Certificates, Series
                          2005-BC2.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2005, between Merrill Lynch Mortgage
                          Lending, Inc., as Seller and Merrill Lynch Mortgage
                          Investors, Inc., as Purchaser.

99.2                      Mortgage Loan Schedule

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: June 3, 2005


                                       By:/s/ Matthew Whalen
                                          ------------------
                                       Name:  Matthew Whalen
                                       Title:    President
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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
4.1                   Pooling and Servicing Agreement among Merrill Lynch
                      Mortgage Investors, Inc., as depositor, Wilshire Credit
                      Corporation, as servicer and JPMorgan Chase Bank, N.A.
                      as trustee, dated as of May 1, 2005, for Specialty
                      Underwriting and Residential Finance Trust Mortgage Loan
                      Asset-Backed Certificates, Series 2005-BC2.

99.1                  Mortgage Loan Sale and Assignment Agreement, dated as of
                      May 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as
                      Purchaser.

99.2                  Mortgage Loan Schedule